UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012

EATON CORPORATION plc

(Exact Name of Registrant as Specified in Charter)

Ireland	333-182303	98-1059235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland

(Address of Principal Executive Offices) (Zip Code)

(216) 523-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2012, Eaton Corporation plc (the “Company” and formerly known as Eaton Corporation Limited) issued a press release announcing that its indirect subsidiary, Turlock Corporation (the “Issuer”) intends to offer, in a private offering subject to market and other conditions, senior notes due 2017, senior notes due 2022, senior notes due 2032 and senior notes due 2042. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 15, 2012, the Issuer issued a press release announcing that it had priced an aggregate of $4,900 million of senior notes consisting of $600 million aggregate principal amount of its 0.950% senior notes due 2015 (the “2015 Notes”), $1,000 million aggregate principal amount of its 1.500% senior notes due 2017 (the “2017 Notes”), $1,600 million aggregate principal amount of its 2.750% senior notes due 2022 (the “2022 Notes”), $700 million aggregate principal amount of its 4.000% senior notes due 2032 (the “2032 Notes”) and $1,000 million aggregate principal amount of its 4.150% senior notes due 2042. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Issuer intends to use the net proceeds of the offering of the notes to fund a portion of the consideration for the proposed acquisition (the “Acquisition”) by the Company and Eaton Corporation of Cooper Industries plc. The offering of the notes is expected to close prior to the consummation of the Acquisition. Pending consummation of the Acquisition, the net proceeds from this offering will be deposited into an escrow account.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 99.1	Press Release of Eaton Corporation Limited, dated November 14, 2012.

Exhibit 99.2	Press Release of Eaton Corporation Limited, dated November 15, 2012.

Statements Required by the Takeover Rules

The directors of Eaton Corporation accept responsibility for the information contained in this filing, other than that relating to Cooper Industries plc, its associates and the directors of Cooper Industries plc and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Eaton Corporation (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they have responsibility is in accordance with the facts and does not omit anything likely to affect the import accept of such information.

Persons interested in one percent or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 16, 2012

EATON CORPORATION plc

By:	/s/ Mark M. McGuire
Name:	Mark M. McGuire
Title:	Director